UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 22, 2003

MARTIN MIDSTREAM PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-50056	05-0527861
(State of incorporation	(Commission file number)	(I.R.S. employer identification number)
or organization)

4200 STONE ROAD
KILGORE, TEXAS	75662
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (903) 983-6200

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Balance Sheets as of December 31, 2002
EX-99.2 Independent Auditors' Report

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     Filed as Exhibit 99.1 to this Current Report are the December 31, 2002 and the September 30, 2003 (unaudited) balance sheets of Martin Midstream GP LLC, the general partner of Martin Midstream Partners L.P., together with the report of the independent accountants on such December 31, 2002 balance sheet, which is filed as Exhibit 99.2 to this Current Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

EXHIBIT
NUMBER		DESCRIPTION

99.1	—	Balance Sheets as of December 31, 2002 and September 30, 2003 (unaudited) of Martin Midstream GP LLC.
99.2	—	Independent Auditors’ Report dated December 19, 2003 on the December 31, 2002 Balance Sheet of Martin Midstream GP LLC.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.

	By:	Martin Midstream GP LLC
	Its:	General Partner

Date: December 22, 2003	By:	/s/ Robert D. Bondurant

Robert D. Bondurant
Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION

99.1	—	Balance Sheets as of December 31, 2002 and September 30, 2003 (unaudited) of Martin Midstream GP LLC.
99.2	—	Independent Auditors’ Report dated December 19, 2003 on the December 31, 2002 Balance Sheet of Martin Midstream GP LLC.